LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


COLLECTION PERIOD:        FEBRUARY 1-28, 2003                         DISTRIBUTION DATE: MAR 17 2003
Determination Date:       Mar 11 2003                                 Report Branch:     2021


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INITIAL DEAL                  TOTAL        CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
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
Class Percentages               100.00%         14.20%        30.00%           23.20%         29.60%          97.00%         3.00%
Original Pool Balance    250,000,000.00  35,500,000.00 75,000,000.00    58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total       250,000,000.00  35,500,000.00 75,000,000.00    58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts              14,337
Class Pass Through Rates                        1.840%        2.470%           3.175%         3.983%                        8.500%
Senior Strip                   0.25000%
Servicing Fee Rate             2.20000%
Indenture Trustee Fee          0.00350%
Custodian Fee                  0.02100%
Backup Servicer Fee            0.02150%
Insurance Premium Fee          0.35000%
Initial Weighted Average
     APR                      14.78400%
Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate    0.00000%
Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio      14.78400%
Initial Weighted Average
     Remaining Term               64.00
Initial Weighted Average
     Original Term                67.00

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CURRENT MONTH CERTIFICATE
     Balances                 Total        Class A-1      Class A-2      Class A-3       Class A-4        Class A        Class B
------------------------------------------------------------------------------------------------------------------------------------

BOP:
Total Pool Balance       216,772,628.63   3,269,449.78 75,000,000.00    58,000,000.00  74,000,000.00  210,269,449.78  6,503,178.85
Total Note Balance       217,080,998.68   3,269,449.78 75,000,000.00    58,000,000.00  74,000,000.00  210,269,449.78  6,811,548.90

EOP:
Class Percentages               100.00%                                                                       97.00%         3.00%
Number of Current Month
     Closed Contracts               232
Number of Reopened Loans              0
Number of Contracts - EOP        12,988
Total Pool Balance - EOP 210,753,266.55           0.00 72,430,668.56    58,000,000.00  74,000,000.00  204,430,668.56  6,322,597.99
Total Note Balance - EOP 211,127,062.74           0.00 72,430,668.56    58,000,000.00  74,000,000.00  204,430,668.56  6,696,394.18
Class Collateral Pool
  Factors                    0.84450825     0.00000000    0.96574225       1.00000000     1.00000000                    0.89285256
Weighted Average APR of
     Remaining Portfolio      14.79330%
Weighted Average Monthly
     Dealer Participation
     Fee Rate                  0.00000%
Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio   14.79330%
Weighted Average
     Remaining Term               58.12
Weighted Average
     Original Term                66.72


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


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TOTAL DISTRIBUTION AMOUNT                                                    CONTRACTS
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
Monthly Payments:
     Principal                                           2,482,254.27
     Interest                                            2,434,863.06
Early Payoffs:
     Principal Collected                                 2,065,897.80
     Early Payoff Excess Servicing Compensation                 60.03
     Early Payoff Principal Net of Rule of 78s Adj.      2,065,837.77              132
     Interest                                               24,665.87
Liquidated Receivable:
     Principal Collected                                   128,103.92
     Liquidated Receivable Excess Servicing Compensation         0.00
     Liquidated Receivable Principal Net of Rule of 78s Adj128,103.92              100
     Interest                                               (2,037.47)
Cram Down Loss:
     Principal                                                   0.00
Purchase Amount:
     Principal                                                   0.00                0
     Interest                                                    0.00
                          Total Principal                4,676,195.96
                          Total Interest                 2,457,491.46
                          Total Principal and Interest   7,133,687.42
Recoveries                                                 544,645.82
Excess Servicing Compensation                                   60.03
Late Fees & Miscellaneous Fees                              41,313.50
Collection Account Customer Cash                         7,719,706.77
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                         5,713.48
Servicer Simple Interest Shortfall or (Excess)             155,937.50
Simple Interest Excess to Spread Account                         0.00
Available Funds                                          7,881,357.75


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DISTRIBUTION                                                              DISTRIBUTION SHORTFALL / DRAW
                                                                              AMOUNT   DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                          7,881,357.75
Monthly Dealer Participation Fee                                 0.00     7,881,357.75           0.00
Prior Unpaid Dealer Participation Fee                            0.00     7,881,357.75
Servicing Fees:
     Current Month Servicing Fee                           397,416.49
     Prior Period Unpaid Servicing Fee                           0.00
     Late Fees & Miscellaneous Fees                         41,313.50
     Excess Servicing Compensation                              60.03
     Total Servicing Fees:                                 438,790.02     7,442,567.73           0.00
Senior Strip:                                               45,160.96     7,397,406.77           0.00
Indenture Trustee Fee                                          633.15     7,396,773.62           0.00
Custodian Fee                                                3,793.52     7,392,980.10           0.00
Backup Servicer Fee                                          3,883.84     7,389,096.26           0.00
Prior Unpaid Indenture Trustee Fee                               0.00     7,389,096.26           0.00
Prior Unpaid Custodian Fee                                       0.00     7,389,096.26           0.00
Prior Unpaid Backup Servicing Fee                                0.00     7,389,096.26           0.00

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LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


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DISTRIBUTION                                                              DISTRIBUTION SHORTFALL / DRAW
                                                                              AMOUNT   DEFICIENCY CLAIM
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
Class A-1 Note Interest:  Current Month                      4,511.84     7,384,584.42           0.00
                          Prior Carryover Shortfall              0.00     7,384,584.42
Class A-2 Note Interest:  Current Month                    154,375.00     7,230,209.42           0.00
                          Prior Carryover Shortfall              0.00     7,230,209.42
Class A-3 Note Interest:  Current Month                    153,458.33     7,076,751.09           0.00
                          Prior Carryover Shortfall              0.00     7,076,751.09
Class A-4 Note Interest:  Current Month                    245,618.33     6,831,132.76           0.00
                          Prior Carryover Shortfall              0.00     6,831,132.76
Class A-1 Note Principal: Current Month                  3,269,449.78     3,561,682.98           0.00
                          Prior Carryover Shortfall              0.00     3,561,682.98
Class A-2 Note Principal: Current Month                  2,569,331.44       992,351.54           0.00
                          Prior Carryover Shortfall              0.00       992,351.54
Class A-3 Note Principal: Current Month                          0.00       992,351.54           0.00
                          Prior Carryover Shortfall              0.00       992,351.54
Class A-4 Note Principal: Current Month                          0.00       992,351.54           0.00
                          Prior Carryover Shortfall              0.00       992,351.54
Certificate Insurer:      Premium                           59,625.61       932,725.93           0.00
                          Reimbursement Obligations              0.00       932,725.93
Expenses:                 Trust Collateral Agent                 0.00       932,725.93           0.00
                          Indenture Trustee                      0.00       932,725.93           0.00
                          Custodian                              0.00       932,725.93           0.00
                          Backup Servicer                        0.00       932,725.93           0.00
Senior Strip Allocation                                          0.00       932,725.93
Class B Note Interest:    Current Month                     48,248.47       929,638.42           0.00
                          Prior Carryover Shortfall              0.00       929,638.42
Distribution to the Class B Reserve Account                 45,160.96       884,477.46
Distribution (from) the Class B Reserve Account                  0.00       884,477.46
Distribution to (from) the Spread Account                  884,477.46             0.00

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LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------

Liquidated Receivables:
     BOP Liquidated Receivable Principal Balance         1,471,270.04
     Liquidation Principal Proceeds                        128,103.92
     Principal Loss                                      1,343,166.12
     Prior Month Cumulative Principal Loss LTD           4,279,890.22
     Cumulative Principal Loss LTD                       5,623,056.34

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STATISTICAL INFORMATION
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                                                            % OF TOTAL
DELINQUENCY STATUS:       # OF CONTRACTS    AMOUNT         POOL BALANCE
Current                           9,677  155,866,143.89        73.96%
1-29 Days                         3,051   50,638,055.46        24.03%
30-59 Days                          124    2,009,944.31         0.95%
60-89 Days                           61      990,741.87         0.47%
90-119 Days                          46      740,947.92         0.35%
120 Days or More                     29      507,433.10         0.24%
Total                            12,988  210,753,266.55       100.00%


TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                            Trigger        Trigger    Event of Default    Event of
                          Current Month    Threshold        Event        Threshold        Default
Average Delinquency Ratio   1.51973%         8.00%           NO            10.00%            NO
Cumulative Default Rate       2.84%          7.91%           NO            9.74%             NO
Cumulative Loss Rate          1.33%          3.96%           NO            4.87%             NO
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LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


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STATISTICAL INFORMATION CONTINUED
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Repossession Statistics:

                            CERTIFICATE                                                   RECOVERY
                             INVENTORY                                                   INVENTORY
                          # OF CONTRACTS   AMOUNT *                                    # OF CONTRACTS      AMOUNT *

    Prior Month Inventory            79    1,264,589.01               Prior Month Inventory        16      283,549.96
      Current Month Repos            58      994,594.25               Current Month Repos          66    1,077,732.69
Repos Actually Liquidated            62      996,115.83               Repos from Trust Liquidation  2       34,910.40
         Repos Liquidated                                             Repos Actually Liquidated    63    1,064,088.78
           at 60+ or 150+             2       34,910.40
            Dealer Payoff             0            0.00                  Dealer Payoff              0            0.00
         Redeemed / Cured             1       24,898.68               Redeemed / Cured              0            0.00
          Purchased Repos             0            0.00                Purchased Repos              0            0.00
  Current Month Inventory            72    1,203,258.35               Current Month Inventory      21      332,104.27

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:

                          # OF CONTRACTS   AMOUNT
Current Month Balance               100    1,471,270.04
Cumulative Balance                  403    6,318,904.16
Current Month Proceeds                       126,066.45
Cumulative Proceeds                          692,933.00
Current Month Recoveries                     544,645.82
Cumulative Recoveries                      2,289,808.77


                                        RECEIVABLES LIQUIDATED AT 150 OR
                                        MORE DAYS DELINQUENT, 60 OR MORE
                                        DAYS PAST THE DATE AVAILABLE FOR             CUMULATIVE RECEIVABLES LIQUIDATED
                                        SALE AND BY ELECTION:                        DATE 150+ AND 60+:
                                            Balance         Units                         Balance          Units
Prior Month                                        0.00             0                            0.00            0.00
Current Trust Liquidation Balance             45,045.68             3                       45,045.68            3.00
Current Monthly Principal Payments                 0.00
Reopened Loan Due to NSF                           0.00             0
Current Repurchases                                0.00             0
Current Recovery Sale Proceeds                     0.00             0
Deficiency Balance of Sold Vehicles                0.00
EOP                                           45,045.68             3                       45,045.68            3.00


SPREAD ACCOUNT RECONCILIATION
                                                        REQUISITE AMOUNT:16,860,261.32
Total Deposit                              3,750,000.00
BOP Balance                               12,646,472.32
Remaining Distribution Amount                884,477.46
Simple Interest Excess to Spread Account              -
Investment Income                             11,195.49
Current Month Draw                                    -
EOP Balance Prior to Distribution         13,542,145.27
Current Spread Account Release Amount                 -
EOP Balance                               13,542,145.27

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LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


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STATISTICAL INFORMATION CONTINUED
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
CLASS B RESERVE ACCOUNT RECONCILIATION
                                                        SPECIFIED CLASS B
                                                         RESERVE BALANCE:       2,370,974.25
Total Deposit                              2,812,500.00
BOP Balance                                2,438,692.07
Excess Due Class B Reserve
     From Spread Account                           0.00
Senior Strip                                  45,160.96
Investment Income                              2,275.94
Current Month Draw                                 0.00
EOP Balance Prior to Distribution          2,486,128.97
Class B Reserve Account Release Amount       115,154.72
EOP Balance                                2,370,974.25
     Class B Principal Payment Amount        115,154.72
     Distribution to Certificateholder                -


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:
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CUMULATIVE LOSS:                                        CUMULATIVE GROSS DEFAULT:
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         UP TO MONTH      TRIGGER EVENT EVENT OF DEFAULT UP TO MONTH   TRIGGER EVENT   EVENT OF DEFAULT
              3               1.53%          1.95%            3            3.06%           3.90%
              6               2.76%          3.50%            6            5.53%           7.00%
              9               3.96%          4.87%            9            7.91%           9.74%
              12              5.22%          5.97%           12            10.45%          11.94%
              15              6.12%          7.04%           15            12.24%          14.08%
              18              6.64%          7.85%           18            13.28%          15.70%
              21              7.17%          8.55%           21            14.33%          17.10%
              24              7.65%          9.14%           24            15.30%          18.27%
              27              8.10%          9.58%           27            16.19%          19.17%
              30              8.47%          9.98%           30            16.94%          19.97%
              33              8.77%         10.32%           33            17.54%          20.64%
              36              9.03%         10.69%           36            18.05%          21.37%
              39              9.22%         10.87%           39            18.44%          21.74%
              42              9.36%         11.06%           42            18.73%          22.12%
              45              9.47%         11.17%           45            18.95%          22.34%
              48              9.59%         11.28%           48            19.18%          22.56%
              51              9.63%         11.32%           51            19.26%          22.63%
              54              9.66%         11.39%           54            19.33%          22.78%
              57              9.70%         11.42%           57            19.40%          22.85%
              60              9.70%         11.42%           60            19.40%          22.85%
              63              9.70%         11.42%           63            19.40%          22.85%
              66              9.70%         11.42%           66            19.40%          22.85%
              69              9.70%         11.42%           69            19.40%          22.85%
              72              9.70%         11.42%           72            19.40%          22.85%
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AVERAGE DELINQUENCY RATIO:               TRIGGER EVENT         EVENT OF DEFAULT
------------------------------------------------------------------------------------------------------------------------------------
As of any Determination Date                 8.00%                 10.00%
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

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of February 28, 2003 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.






/s/ Marie E. Persichetti
----------------------------
Marie E. Persichetti
Vice President and Treasurer








/s/ Maureen E. Morley
----------------------------
Maureen E. Morley
Vice President and Controller